                                                                    Exhibit 4.1

                                 CIT GROUP INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                 CUSIP: ____________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

               THIS IS TO CERTIFY THAT

                                     SPECIMEN

               is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE, OF
CIT Group Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorneys upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[SEAL]         Dated:


               -----------------------------------------------         ---------
               CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER         SECRETARY



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                                 CIT GROUP INC.

     The Corporation will furnish without charge to each stockholder who so requests the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

     The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   - as tenants in common           UNIF GIFT MIN ACT- _________ Custodian _________
                                                               (Cust)              (Minor)
TEN ENT   - as tenants by the entireties                     under Uniform Gifts to Minors Act

JT TEN    - as joint tenants with right                            ----------------------
            of survivorship and not as                                     (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.

          For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME, AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

____________________________________________________________________, Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------                  -------------------------------------
                                           NOTICE: THE SIGNATURE TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE, IN EVERY PARTICULAR.
                                           WITHOUT ALTERATION OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.


                Signature(s) Guaranteed:   -------------------------------------
                                           THE SIGNATURE(S) MUST BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                           WITH MEMBERSHIP IN AN APPROVED
                                           GUARANTEE MEDALLION PROGRAM).